UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 3, 2012

RealNetworks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-23137	91-1628146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2601 Elliott Avenue, Suite 1000, Seattle, Washington		98121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(206) 674-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2012, Thomas Nielsen resigned from his positions as President and Chief Executive Officer of RealNetworks, Inc. ("RealNetworks" or the "Company"). The Company's Board of Directors has appointed Robert Glaser as interim Chief Executive Officer of the Company effective as of Mr. Nielsen’s resignation. Mr. Nielsen also resigned as a director of the Board of Directors of the Company.

Mr. Glaser, age 50, has served as Chairman of the Board of Directors of RealNetworks since its inception in 1994. The following information is incorporated by reference herein from the Company’s Amendment No. 1 to Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission on April 30, 2012, for the year ended December 31, 2011: information regarding Mr. Glaser’s background and business experience under the caption "Directors and Executive Officers" in Item 10; and related party transactions involving Mr. Glaser under the caption "Certain Relationships and Related Transactions, and Director Independence" in Item 13.

In connection with Mr. Nielsen’s resignation, on July 3, 2012, RealNetworks and Mr. Nielsen entered into a Separation Agreement and Release (the "Agreement") that provides for, among other things, severance benefits based upon what Mr. Nielsen would be entitled to under his employment agreement with the Company effective November 9, 2011. Pursuant to the Agreement, Mr. Nielsen is entitled to receive severance pay equal to $37,500 per month for a period of eighteen months and $168,299 in a lump sum following his resignation, which represents the pro-rata portion of Mr. Nielsen’s target payout under the Company’s 2012 Executive MBO Plan. The vesting of Mr. Nielsen’s time-based outstanding stock options will accelerate as to an additional twelve months and the exercisability period of such stock options will be extended such that they will remain exercisable until six months following the effective date of the Agreement. Mr. Nielsen and his eligible dependents will be entitled to receive reimbursement of group health plan premiums for up to twelve months if Mr. Nielsen elects to be covered under COBRA following termination. In exchange for the foregoing payments and benefits, Mr. Nielsen is required to not revoke the Agreement and abide by certain non-solicit, non-disparagement, no-hire and non-competition obligations for one year following termination, as well as his existing confidentiality agreement with the Company.

Item 7.01 Regulation FD Disclosure.

The Company’s press release dated July 3, 2012 announcing Mr. Nielsen’s resignation and Robert Glaser's appointment as interim Chief Executive Officer is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit Description
No.

99.1 Press Release issued by RealNetworks, Inc. dated July 3, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealNetworks, Inc.

July 3, 2012	By:	/s/ Michael Parham

Name: Michael Parham
Title: Interim General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by RealNetworks, Inc. dated July 3, 2012